Commitments and Contingencies	3 Months Ended
Mar. 31, 2026
Disclosure of commitments and contingencies [abstract]
Commitments and Contingencies
14.
COMMITMENTS AND CONTINGENCIES

Viking newbuilding program

River newbuilds

A summary of the river newbuilding program as of March 31, 2026 is outlined below. The aggregate contract price of the river vessels on order listed in the table below was $769.4 million, based on the EUR to USD exchange rate as of March 31, 2026, which was 1.15.

River Vessels	Number of Vessels	Expected Delivery
Longships	6	2026
Longship-Seine	1	2026
Longships	4	2027
Longship-Douro	1	2027
Longships	4	2028
Total	16

As of March 31, 2026, the Group secured the following options for additional river vessels:

River Vessels - Options	Number of Vessels	Expected Delivery	Option Exercise Date
Longships	4	2029	September 2026
Longships	4	2030	September 2027
Longships	4	2031	September 2028
Longships	4	2032	September 2029

The Group has entered into raw materials agreements for six river vessels that will operate in Egypt. The Group expects these vessels to be delivered between 2026 and 2028.

Ocean newbuilds

A summary of the ocean newbuilding program as of March 31, 2026 is outlined below. The aggregate contract price of the ocean ships on order listed in the table below was $4,546.6 million, based on the EUR to USD exchange rate as of March 31, 2026, which was 1.15. The Group has obtained financing for all ships, as described below.

Ocean Ships	Expected Delivery
Viking Mira	2026
Viking Libra	2026
Viking Astrea	2027
Viking Lyra	2028
Ship XVII	2028
Ship XVIII	2029
Ship XIX	2029
Ship XX	2030

As described in Note 9, the Group has entered into SACE Financing for the eight ocean ships included in the table above. These loans are for up to 80% of each newbuild’s contract price, including certain change orders, and 100% of the Export Credit Agency premium, and will be available for drawdown in USD. The interest rates for the loans are fixed. The Company and certain of its subsidiaries have jointly and severally guaranteed all of the Group’s SACE Financing.

In 2025, the Group entered into shipbuilding contracts for the ships outlined below, subject to certain financing and other conditions. If the financing conditions are not met by May 29, 2026, these contracts can be terminated by the Group or the shipyard.

Ocean Ships	Expected Delivery
Ship XXI	2030
Ship XXII	2031

As of March 31, 2026, the Group secured the following options for additional ocean ships:

Ocean Ships - Options	Expected Delivery	Option Exercise Date
Ship XXIII	2032	July 2026
Ship XXIV	2032	July 2026
Ship XXV	2033	July 2027
Ship XXVI	2033	July 2027
Ship XXVII	2034	December 2027
Ship XXVIII	2034	December 2027

Expedition newbuilds

The Group entered into shipbuilding contracts for the ships outlined below subject to certain financing and other conditions. If the financing conditions are not met by September 30, 2026, these contracts can be terminated by the Group or the shipyard.

Expedition Ships	Expected Delivery
Expedition Ship III	2030
Expedition Ship IV	2031

As of March 31, 2026, the Group had aggregate future contractual commitments for river vessels and ocean ships on order, excluding any contracts that were not yet effective, of $4,418.4 million, based on the EUR to USD exchange rate as of March 31, 2026, which was 1.15.

Leases

The table below summarizes the timing of future cash payments of the Group’s lease liabilities based on contractual undiscounted cash flows as of March 31, 2026. The table below excludes amounts for executed lease agreements not yet commenced as of March 31, 2026, for underlying assets which the Group had not yet obtained the right to control the use.

March 31, 2026
(in USD and thousands)
3 months or less	$8,045
4 to 12 months	35,501
1 to 5 years	141,265
Over 5 years	217,497
Total	$402,308

The vessel charters also include future cash payments for non-lease components, which are not included in the table above. Payments for non-lease components include expenses for services, such as management fees and vessel operating expenses, of which certain costs are subject to change based on actual operating expenses. The table above also excludes variable lease payments.

In 2024, the Group entered into a lease agreement for docking locations in Germany, with an initial term of 12 years and renewal options to extend the term an additional 10 years. The contractual payments for the initial term are $15.0 million, based on the EUR to USD exchange rate as of March 31, 2026, which was 1.15. The lease agreement for docking locations had not commenced as of March 31, 2026.

See Note 18 for events taking place subsequent to March 31, 2026.

In 2025, the Group entered into charter agreements for two 80-berth river vessels traveling through India for the 2027 through 2035 seasons and the 2028 through 2036 seasons, respectively. The Group has options to extend the charters for three additional seasons. The contractual payments for the initial term of nine seasons is $29.2 million for the first vessel and $29.8 million for the second vessel, which include payments for both lease and non-lease components.

Fuel commitments

The Group entered into contracts for a portion of its river fuel usage in Europe for the 2026 season. As of March 31, 2026, the remaining portion of the contracts for the 2026 season was 58,300 cubic meters. The contract prices are fixed for specified volumes and periods and depend on the place of delivery ranging from $59.30 to $74.20 per 100 liters, excluding taxes. The Group may incur fees for unused fuel amounts, which may be for non-usage or to roll over unused amounts to the following year.

Contingencies

In the normal course of the Group’s business, various claims and lawsuits have been filed or are pending against the Group. Most of these claims and lawsuits are covered by insurance and, accordingly, the maximum amount of the Group’s liability is typically limited to its insurance deductible. In addition, new legislation, regulations or treaties, or claims related to interpretations or implementations thereof, could affect the Group’s business.

The Group has evaluated its overall exposure with respect to all of its threatened and pending claims and lawsuits and, to the extent required, the Group has accrued amounts for all estimable probable losses that are not covered by insurance. The Group intends to vigorously defend its legal position on all claims and lawsuits and, to the extent necessary, seek recovery.